UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   August 16, 2016

Affiliated Managers Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

777 South Flagler Drive West Palm Beach, Florida	33401
(Address of Principal Executive Offices)	(Zip Code)

(800) 345-1100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01           Other Events.

On August 16, 2016, Affiliated Managers Group, Inc. (the “Company”) filed a prospectus supplement (which superseded and replaced the Company’s prior $500,000,000 prospectus supplement filed in June 2016), pursuant to which the Company may issue and sell shares of its common stock (immediately or on a forward basis) having an aggregate sales price of up to $500,000,000 in amounts and at times to be determined by the Company (the “Equity Distribution Program”).  No shares of common stock were issued or sold under the prior prospectus supplement, and such earlier equity distribution program has been terminated.

In connection with the Equity Distribution Program, the Company has entered into equity distribution agreements and master forward sale agreements with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Barclays Capital Inc., BMO Capital Markets Corp., Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, MUFG Securities Americas Inc., RBC Capital Markets, LLC and Wells Fargo Securities, LLC and affiliates thereof.

The forms of equity distribution agreement and master forward sale agreement are attached, respectively, as Exhibit 10.1 and Exhibit 10.2 hereto.  In addition, Ropes & Gray LLP issued an opinion regarding the validity of shares to be issued pursuant to the equity distribution agreements and the master forward sale agreements, which is attached as Exhibit 5.1 hereto.

ITEM 9.01           Financial Statements and Exhibits.

(d)                 Exhibits.

Exhibit No.	Description

5.1

Opinion of Ropes & Gray LLP as to the validity of the shares to be issued pursuant to each of the Equity Distribution Agreements and the Master Confirmation Letter Agreements, as applicable, each dated as of August 16, 2016.

10.1	Form of Equity Distribution Agreement, dated as of August 16, 2016.

10.2	Form of Master Confirmation Letter Agreement, dated as of August 16, 2016.

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: August 16, 2016	By:	/s/ David M. Billings
		Name:	David M. Billings
		Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

5.1

Opinion of Ropes & Gray LLP as to the validity of the shares to be issued pursuant to each of the Equity Distribution Agreements and the Master Confirmation Letter Agreements, as applicable, each dated as of August 16, 2016.

10.1	Form of Equity Distribution Agreement, dated as of August 16, 2016.

10.2	Form of Master Confirmation Letter Agreement, dated as of August 16, 2016.

23.1	Consent of Ropes & Gray LLP (included in Exhibit 5.1).